UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

February 13, 2008
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Date of Report (Date of earliest event reported)

ASSURED PHARMACY, INC.
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(Exact name of registrant as specified in its charter)

Nevada	000-33165	98-0233878
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(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

17935 Sky Park Circle, Suite F, Irvine, CA, 85016
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(Address of principal executive offices)

(949) 222-9971
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(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01    Other Events

      On February 13, 2008, the Registrant issued a press release announcing that it has consolidated the operation of its pharmacy located at 3822 S.E. Powell Blvd. in Portland, Oregon, which was opened under previous management, into the Registrant’s 10196 SW Park Way pharmacy, also in Portland. The consolidation will allow the Registrant to further leverage its existing infrastructure and is expected to result in a reduction of costs. A copy of the press release is attached hereto as exhibit 99.1.

Item 9.01    Financial Statements and Exhibits

a)	Not applicable.

b)	Not applicable.

c)	Exhibits

99.1. Press Release, dated February 13, 2008

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 15, 2008

ASSURED PHARMACY, INC.

	By:	/s/ Robert DelVecchio
	Name:	Robert DelVecchio
	Title:	Chief Executive Officer